[SB]Smith Barney
[MF]Mutual Funds



P R O S P E C T U S


                                   [GRAPHIC]

Aggressive
Growth
Fund Inc.

Class A and B Shares
-----------------------------
December 20, 1999, as amended
April 14, 2000



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is crime.

Aggressive Growth Fund Inc.

Contents

Investments, risks and performance..........................................   2
More on the fund's investments..............................................   6
Management..................................................................   6
Choosing a class of shares to buy...........................................   8
Comparing the fund's classes................................................   9
Sales charge................................................................  10
More about deferred sales charges...........................................  12
Buying shares...............................................................  13
Exchanging shares...........................................................  14
Redeeming shares............................................................  15
Other things to know about share transactions...............................  18
Distributions, dividends and taxes..........................................  20
Share price.................................................................  21
Financial highlights........................................................  22

You should know: An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                                                       Smith Barney Mutual Funds

 Investments, risks and performance

Investment objective
The fund seeks capital appreciation.

Principal Investment Strategies
Key investments The fund invests primarily in common stocks of companies that the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which com-prise the S&P 500 Index. The fund may invest in the securities of large, well-known companies which offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small to medium-sized companies, a significant portion of the fund's assets are invested in the securities of such companies.

Selection process The manager emphasizes individual security selection while diversifying the fund's investments across industries, which may help to reduce risk. The manager focuses primarily, but not exclusively, on emerging growth companies that have passed their "start-up" phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the fund acquires their stocks. When evaluating an individual stock, the manager considers whether the company may benefit from:

 .new technologies, products or services
 .new cost reducing measures
 .changes in management
 .favorable changes in government regulations

Aggressive Growth Fund Inc.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

 .Stock prices decline generally
 .Small or medium capitalization companies fall out of favor with investors
 .The manager's judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect
 .A particular product or service developed by a company in which the fund invests is unsuccessful, the company does not meet earnings expectations or other events depress the value of the company's stock

Compared to mutual funds that focus only on large capitalization companies, the fund's share price may be more volatile because the fund also invests a signif-icant portion of its assets in small and medium capitalization companies.

Compared to large capitalization companies, small and medium capitalization companies are likely to have:

 .More limited product lines
 .Fewer capital resources
 .More limited management depth

Further, securities of small and medium capitalization companies are more likely to:

 .Experience sharper swings in market values
 .Be harder to sell at times and at prices the manager believes appropriate .Offer greater potential for gains and losses

Who may want to invest The fund may be an appropriate investment if you:

 .Are seeking to participate in the long-term growth potential of small and medium capitalization companies
 .Currently have exposure to the stocks commonly held by large capitalization and value oriented mutual funds and wish to broaden your investment portfolio .Are willing to accept the risks of the stock market and the special risks and potential long-term rewards of investing in smaller companies with more lim-ited track records

                                                       Smith Barney Mutual Funds

Risk return bar chart
This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not neces-sarily indicate how the fund will perform in the future.

The bar chart shows the performance of the fund's Class A shares for each of the past 10 calendar years. Class B shares would have different performance because of their different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.

                        Total Return for Class A Shares

                                 [BAR GRAPH]

  89      90      91      92      93      94       95     96      97      98
------  ------  ------  ------  ------  ------   ------  -----  ------  ------
41.37%  (5.97)% 42.30%  2.03%   21.10%  (1.65)%  35.73%  2.72%  28.44%  35.08%

                       Calendar years ended December 31

Quarterly returns:
Highest: 37.54% in 4th quarter 1998; Lowest: (25.47)% in 3rd quarter 1990 Year to date: 26.95% through 9/30/99

Risk return table
This table indicates the risks of investing in the fund by comparing the aver-age annual total return of each class for the periods shown with that of the Russell 2500 Growth Index (the "Russell Index"), a broad-based unmanaged index of stocks of small to medium capitalization companies. This table assumes impo-sition of the maximum sales charge applicable to the class, redemption of shares at the end of the period, and reinvestment of distributions and divi-dends.

                          Average Annual Total Returns
                     Calendar Years Ended December 31, 1998

Class          1 year 5 years 10 years Since inception Inception date
 A             28.33% 17.71%   18.11%       15.21%        10/24/83
 B             29.00% 17.89%      n/a       19.31%         11/6/92
Russell Index   3.10% 12.41%   13.69%       12.27%        12/31/85

Aggressive Growth Fund Inc.

Fee table
This table sets forth the fees and expenses you will pay if you invest in fund shares.

                                Shareholder fees

(fees paid directly from your investment)                  Class A Class B
Maximum sales charge (load) imposed on purchases
(as a % of offering price)                                  5.00%    None
Maximum deferred sales charge (load) (as a % of the lower
of net asset value at purchase or redemption)               None*   5.00%

                         Annual fund operating expenses
(expenses deducted from fund assets)                       Class A Class B
Management fee                                              0.80%   0.80%
Distribution and service (12b-1) fees                       0.25%   1.00%
Other expenses                                              0.13%   0.20%
                                                            -----   -----
Total annual fund operating expenses                        1.18%   2.00%
                                                            =====   =====

*You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:
 .You invest $10,000 in the fund for the period shown
 .Your investment has a 5% return each year
 .You reinvest all distributions and dividends without a sales charge
 .The fund's operating expenses remain the same

                      Number of years you own your shares

                                       1 year 3 years 5 years 10 years
Class A (with or without redemption)    $614   $856   $1,117   $1,860
Class B (redemption at end of period)   $703   $927   $1,178   $2,116
Class B (no redemption)                 $203   $627   $1,078   $2,116

                                                       Smith Barney Mutual Funds

 More on the fund's investments

Foreign investments The fund may invest up to 10% of its assets (at the time of investment) in foreign securities. The fund may invest directly in foreign issuers or invest in depositary receipts. The fund's investments in foreign securities may involve greater risk than investments in securities of U.S. issuers. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risk associated with investing in foreign securities directly. For-eign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is avail-able about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase invest-ment gains or add to investment losses.

Defensive investing The fund may depart from its principal investment strate-gies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

 Management

Manager The fund's investment adviser and administrator (the manager) is SSB Citi Fund Management LLC, an affiliate of Salomon Smith Barney Inc. The manag-er's address is 388 Greenwich Street, New York, New York 10013. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and con-sumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to con-sumer and corporate customers around the world.

Richard Freeman, investment officer of SSB Citi Fund Management LLC and manag-ing director of Salomon Smith Barney, has been responsible for the day-to-day management of the fund's portfolio since its inception in October 1983. Mr. Freeman has 16 years of experience with the manager or its predecessors.

Management fees During the fiscal year ended August 31, 1999, the manager received a management fee and administrative fee equal to 0.60% and 0.20%, respectively, of the fund's average daily net assets.

Distributor The fund has entered into an agreement with CFBDS, Inc. to distrib-ute the fund's shares. Through a selling agreement, PFS Investments Inc. sells fund shares to the public.

Aggressive Growth Fund Inc.

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A and B shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

                                                       Smith Barney Mutual Funds

 Choosing a class of shares to buy

You can choose between two classes of shares: Classes A and B. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

 .If you plan to invest regularly or in large amounts, buying Class A shares may help you reduce sales charges and ongoing expenses.

 .For Class B shares, all of your purchase amount will be immediately invested.
  This may help offset the higher expenses of Class B shares, but only if the fund performs well.


Initial purchases of shares must be made through a PFS Investments Registered Representative.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                           Initial      Additional
                                       Classes A and B  Both Classes
General                                     $1,000          $50
IRAs, Self Employed Retirement Plans,
Uniform Gift to Minor Accounts               $250           $50
Qualified Retirement Plans*                  $25            $25
Systematic Investment Plans                  $25            $25

*Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans

Aggressive Growth Fund Inc.

 Comparing the fund's classes

Your PFS Investments Inc. Registered Representative can help you decide which class meets your goals. They may receive different compensation depending upon which class you choose.

                                      Class A        Class B
Key features                          .Initial       .No initial
                                       sales charge   sales charge
                                       .You may       .Deferred
                                       qualify for    sales charge
                                       reduction or   declines
                                       waiver of      over time
                                       initial        .Converts to
                                       sales charge   Class A
                                       .Lower         after 8
                                       annual         years
                                       expenses       .Higher
                                       than Class B   annual
                                                      expenses
                                                      than Class A
------------------------------------------------------------------
Initial sales charge                  Up to 5.00%;   None
                                      reduced or
                                      waived for
                                      large pur-
                                      chases and
                                      certain
                                      investors. No
                                      charge for
                                      purchases of
                                      $500,000 or
                                      more
------------------------------------------------------------------
Deferred sales charge                 1% on pur-     Up to 5%
                                      chases of      charged when
                                      $500,000 or    you redeem
                                      more if you    shares. The
                                      redeem within  charge is
                                      1 year of      reduced over
                                      purchase       time and
                                                     there is no
                                                     deferred
                                                     sales charge
                                                     after 6 years
------------------------------------------------------------------
Annual distribution and service fees  0.25% of       1% of average
                                      average daily  daily net
                                      net assets     assets
------------------------------------------------------------------
Exchange privilege*                   Class A        Class B
                                      shares of      shares of
                                      certain Smith  certain Smith
                                      Barney funds   Barney funds
------------------------------------------------------------------

*Ask your PFS Investments Registered Representative for the Smith Barney funds available for exchange.

                                                       Smith Barney Mutual Funds

 Sales charge

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

                                 Sales Charge as a % of
                                 Offering  Net amount
Amount of purchase               price (%) invested (%)
Less than $25,000                  5.00        5.26
$25,000 but less than $50,000      4.00        4.17
$50,000 but less than $100,000     3.50        3.63
$100,000 but less than $250,000    3.00        3.09
$250,000 but less than $500,000    2.00        2.04
$500,000 or more                    -0-         -0-

Investments of $500,000 or more You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

 .Accumulation privilege - lets you combine the current value of Class A shares owned

 .by you, or
 .by members of your immediate family,

and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

 .Letter of intent - lets you purchase Class A shares of the fund and certain
  Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

Aggressive Growth Fund Inc.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

 .Employees of members of the NASD
 .403(b) or 401(k) retirement plans, if certain conditions are met

 .Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if your PFS Investments Registered Representative is notified

 .Participants in the Primerica Corporation Savings and Retirement Plan

 .Investors who purchase through a PFS Investments Registered Representative with proceeds from a prior mutual fund redemption, if certain conditions are met.

If you want to learn about additional waivers of Class A initial sales charges, contact your PFS Investments Registered Representative or consult the Statement of Additional Information ("SAI").

Class B shares
You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of pur-chase, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase increases.

Year after purchase    1st  2nd 3rd 4th 5th 6th through 8th
Deferred sales charge    5%  4%  3%  2%  1%        0%

Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued:                                             Shares issued:
At initial                              Shares issued:     Upon exchange from
purchase                                On reinvestment of another Smith
                                        dividends and      Barney
                                        distributions      mutual fund
Eight years after the date of purchase  In same proportion On the date the that the number of shares originally
                                        Class B shares     acquired would
                                        converting is to   have converted
                                        total Class B      into Class A
                                        shares you own     shares
                                        (excluding shares
                                        issued as a divi-
                                        dend)

                                                       Smith Barney Mutual Funds

 More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of pur-chase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

 .Shares exchanged for shares of another Smith Barney fund
 .Shares representing reinvested distributions and dividends
 .Shares no longer subject to the deferred sales charge

Each time you place a request to sell shares, the fund will first sell any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value.

PFS Distributors Inc., an affiliate of PFS Investments Inc., receives deferred sales charges as partial compensation for its expenses in connection with the sale of shares, including the payment of compensation to your PFS Investment Registered Representative.

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

 .On payments made through certain systematic withdrawal plans
 .On certain distributions from a retirement plan
 .For involuntary redemptions of small account balances
 .For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your PFS Investments Registered Representative or consult the SAI.

Aggressive Growth Fund Inc.

 Buying shares

 Buying shares   .Initial purchases of shares of each fund must be made
  by mail through a PFS Investments Registered Representative by com-pleting the appropriate application. The completed applica-tion should be forwarded to the Fund's subtransfer agent, PFS- Shareholder Services.

                 .Subsequent investments may be sent by mail directly to PFS
                   Shareholder Services.

                 .The address and telephone number of PFS Shareholder Services is: 3100 Breckinridge Blvd., Bldg. 200, Duluth, Georgia 30099-0062; (800) 544-5445.

                 .You may also reach PFS Shareholder Services by calling (800)
                   544-7278 for Spanish speaking representatives or (800) 824-1721 for the TDD Line for the hearing impaired.

                 .Checks drawn on foreign banks must be payable in U.S. dol-
                   lars and have the routing number of the U.S. bank encoded
                   on the check.
--------------------------------------------------------------------------------

 Buying shares   Initial purchases of shares for $10,000 may be made by wire
  by wire        order from your bank account. Contact PFS Shareholder Serv-
                 ices for details. In addition, once an account is open, you may make additional wire orders through you PFS Investments
                 Registered Representative.
--------------------------------------------------------------------------------
     Through a
    systematic   You may authorize PFS Shareholder Services to transfer funds
    investment   automatically from a regular bank account, or other financial
          plan   institutions to buy shares of a fund.

                 .Amounts transferred should be at least $25 monthly

                 .If you do not have sufficient funds in your account on a
                   transfer date, PFS Shareholder Services may charge you a fee

                 For more information, contact your PFS Investments Registered Representative or consult the SAI.


                                                       Smith Barney Mutual Funds

 Exchanging shares

  Smith Barney
      offers a   You should contact your PFS Investments Registered Represen-
   distinctive   tative to exchange into other Smith Barney funds. Be sure to
     family of   read the prospectus of the Smith Barney fund you are exchang-
         funds   ing into. An exchange is a taxable transaction.
   tailored to
 help meet the
 varying needs
 of both large
     and small
     investors

                 .You may exchange shares only for shares of the same class of certain Smith Barney funds. Not all Smith Barney funds offer all classes.

                 .Not all Smith Barney funds may be offered in your state of residence. Contact your PFS Investment Registered Represen-tative.
                 .You must meet the minimum investment amount for each fund.

                 .If you hold share certificates, PFS Shareholder Services
                   must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.
                 .The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.
--------------------------------------------------------------------------------
     Waiver of   Your shares will not be subject to an initial sales charge at
    additional   the time of the exchange.
 sales charges

                 Your deferred sales charge (if any) will continue to be mea-sured from the date of your original purchase. If the fund you exchange into has a higher deferred sales charge, you
                 will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.
--------------------------------------------------------------------------------
  By telephone
                 You may exchange shares by telephone up to a maximum of $500,000 if you elect telephone transactions on your account application.

                 To learn more about the exchange privileges and Smith Barney mutual funds you may be eligible to exchange into, contact your PFS Investments Registered Representative or consult the SAI.


Aggressive Growth Fund Inc.

 Redeeming shares

   Redemptions   Generally, a properly completed Redemption Form with any
  by mail        required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary.

                 You may redeem some or all of your shares by sending a Redemption Form or other written request in proper form to PFS Shareholder Services, 3100 Breckinridge Blvd., Bldg. 200, Duluth, Georgia 30099-0062. You may also reach PFS Share-holder Services by calling (800) 544-5445 or (800) 544-7278 for Spanish speaking representatives or (800) 824-1721 for the TDD Line for the hearing impaired. The written request for redemption must be in good order. This means that you have provided the following information. Your request will not be processed without this information.

                 .Name of the fund

                 .Account number

                 .Dollar amount or number of shares to redeem

                 .Signature of each owner exactly as account is registered

                 .Other documentation required by PFS Shareholder Services

                 To be in good order, your request must include a signature guarantee if:

                 .The proceeds of the redemption exceed $50,000

                 .The proceeds are not paid to the record owner(s) at the rec-
                   ord address

                 .The shareholder(s) has had an address change in the past 45 days

                 .The shareholder(s) is a corporation, sole proprietor, part-
                   nership, trust or fiduciary

                 You can obtain a signature guarantee from most banks, deal-ers, brokers, credit unions and federal savings and loans, but not from a notary public.

                                                       Smith Barney Mutual Funds

                 In all cases, your redemption price is the net asset value next determined after your request is received in good order. Redemption proceeds normally will be sent within three days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your origi-nal check clears, which may take up to 15 days. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writ-ing and must include signature guarantees.
--------------------------------------------------------------------------------

   Redemptions   You may redeem shares by telephone if you elect the telephone
  by telephone   transaction option on your account application. This is
                 available only for redemptions of $50,000 or less, and the proceeds must be mailed to your address of record. In addi-
                 tion, you must be able to provide proper identification
                 information. You may not redeem by telephone if your address has changed within the past 45 days or if your shares are in certificate form. Telephone redemption requests may be made by calling PFS Shareholder Services at (800) 544-5445 between
                 8:00 a.m. and 8:00 p.m. eastern time on any day the New York
                 Stock Exchange is open. Requests received after the close of regular trading on the New York Stock Exchange are priced at the net asset value next computed. If telephone redemptions are not available for any reason, you may use the Fund's reg-
                 ular redemption procedure described above.
--------------------------------------------------------------------------------

    Payment of   Whether you redeem by mail or telephone, your redemption pro-
    redemption   ceeds can be sent by check to your address of record or by
 proceeds        wire transfer to a bank account designated on your applica-
                 tion. You will be charged for wire transfers and for trans-
                 fers made directly to your bank by the Automated
                 Clearinghouse (ACH).
--------------------------------------------------------------------------------
     Automatic   You can arrange for the automatic redemption of a portion of
          cash   your shares on a monthly or quarterly basis. To qualify you
    withdrawal   must own shares of the fund with a value of at least $10,000
         plans   ($5,000 for retirement plan accounts) and each automatic
                 redemption must be at least $50. If your shares are subject to a deferred sales

Aggressive Growth Fund Inc.

                 charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

                 The following conditions apply:

                 .Your shares must not be represented by certificates .All dividends and distributions must be reinvested

                 .You can establish a withdrawal plan for a retirement account only if you are eligible to receive distributions from the account

                 For more information, contact your PFS Investment Registered Representative or consult the SAI.

                                                       Smith Barney Mutual Funds

 Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed:

 .Name of the fund
 .Account number
 .Class of shares being bought, exchanged or redeemed
 .Dollar amount or number of shares being bought, exchanged or redeemed .Signature of each owner exactly as the account is registered

Signature guarantees To be in good order, your redemption request must include a signature guarantee :

 .if proceeds of the redemption exceed $50,000

 .if proceeds are not paid to the record owner at the record address

 .if shareholder has had an address change in the past 45 days

 .if shareholder is a corporation, sole proprietor, partnership, trust or fidu-ciary.

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

 .Suspend the offering of shares
 .Waive or change minimum and additional investment amounts
 .Reject any purchase or exchange order
 .Change, revoke or suspend the exchange privilege
 .Suspend telephone transactions
 .Suspend or postpone redemptions of shares on any day when trading on the New
  York Stock Exchange is restricted, or as otherwise permitted by the Securi-ties and Exchange Commission
 .Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances If your account falls below $500 because of a redemption of fund shares, the fund may ask you to bring your account up to $500. If your account is still below $500 after 60 days, the fund may close your account and send you the redemption proceeds.

Aggressive Growth Fund Inc.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other share-holders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

Share certificates The fund does not issue share certificates unless a written request signed by all registered owners is made to PFS Shareholder Services. If you hold share certificates it will take longer to exchange or redeem shares.

                                                       Smith Barney Mutual Funds

 Distributions, dividends and taxes

Dividends The fund generally pays dividends, if any, and makes capital gain distributions, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in addi-tional fund shares of the same class you hold. The fund expects distributions to be primarily from capital gain. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your PFS Invest-ments Registered Representative to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to PFS Shareholder Services less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving distribu-tions (whether in cash or additional shares) are all taxable events.

Transaction                            Federal tax status
Redemption or exchange of shares       Usually capital gain or
                                       loss; long-term only if
                                       shares owned more than
                                       one year
Long-term capital gain distributions   Long-term capital gain
Short-term capital gain distributions  Ordinary income
Dividends                              Ordinary income

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a long-term capital gain dis-tribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares dur-ing the previous year. If you do not provide the fund with your correct tax-payer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

Aggressive Growth Fund Inc.

 Share price

You may buy, exchange or redeem shares at their net asset value, plus applica-ble sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the SAI. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., East-ern time).

The fund generally values its fund securities based on market prices or quota-tions. The fund's currency conversions are done when the London stock exchange closes, which is 12 noon Eastern time. When reliable market prices or quota-tions are not readily available, or when the value of a security has been mate-rially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accor-dance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with PFS Shareholder Services before the New York Stock Exchange closes. If the New York Stock Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

PFS Shareholder Services must transmit all orders to buy, exchange or redeem shares to the fund's agent before the agent's close of business.

                                                       Smith Barney Mutual Funds

 Financial highlights

The financial highlights tables are intended to help you understand the perfor-mance of each class for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent accountants, whose report, along with the fund's financial statements, is included in the annual report (available upon request).

 For a Class A share of capital stock outstanding throughout each year ended August 31:

                           1999(/1/)      1998       1997      1996       1995
-------------------------------------------------------------------------------
 Net asset value,
 beginning of year         $  33.78   $  41.80   $  28.76  $  33.53   $  26.76
-------------------------------------------------------------------------------
 Income (loss) from
 operations:
 Net investment loss          (0.48)     (0.42)     (0.33)    (0.31)     (0.34)
 Net realized and
 unrealized gain (loss)       35.31      (5.64)     14.18     (2.09)      8.48
-------------------------------------------------------------------------------
 Total income (loss) from
 operations                   34.83      (6.06)     13.85     (2.40)      8.14
-------------------------------------------------------------------------------
 Less distributions from:
 Net realized gains           (0.88)     (1.96)     (0.81)    (2.37)     (1.37)
-------------------------------------------------------------------------------
 Total distributions          (0.88)     (1.96)     (0.81)    (2.37)     (1.37)
-------------------------------------------------------------------------------
 Net asset value, end of
 year                      $  67.73   $  33.78   $  41.80  $  28.76   $  33.53
-------------------------------------------------------------------------------
 Total return                104.42%    (15.16)%    49.11%    (7.44)%    31.95%
-------------------------------------------------------------------------------
 Net assets, end of year
 (000)'s                   $690,142   $296,376   $333,877  $252,531   $292,402
-------------------------------------------------------------------------------
 Ratios to average net
 assets:
 Expenses                      1.18%      1.21%      1.21%     1.30%      1.37%
 Net investment loss          (0.89)     (0.97)     (0.93)    (0.97)     (1.05)
-------------------------------------------------------------------------------
 Portfolio turnover rate          8%         7%         6%       13%        44%
-------------------------------------------------------------------------------

(/1/)Per share amounts have been calculated using the monthly average shares method.

Aggressive Growth Fund Inc.

 For a Class B share of capital stock outstanding throughout each year ended August 31:

                           1999(/1/)      1998       1997      1996      1995
------------------------------------------------------------------------------
 Net asset value,
 beginning of year         $  32.12   $  40.17   $  27.88  $  32.82   $ 26.42
------------------------------------------------------------------------------
 Income (loss) from
 operations:
 Net investment loss          (0.87)     (0.66)     (0.56)    (0.53)    (0.33)
 Net realized and
 unrealized gain (loss)       33.45      (5.43)     13.66     (2.04)     8.10
------------------------------------------------------------------------------
 Total income (loss) from
 operations                   32.58      (6.09)     13.10     (2.57)     7.77
------------------------------------------------------------------------------
 Less distributions from:
 Realized gains               (0.88)     (1.96)     (0.81)    (2.37)    (1.37)
------------------------------------------------------------------------------
 Total distributions          (0.88)     (1.96)     (0.81)    (2.37)    (1.37)
------------------------------------------------------------------------------
 Net asset value, end of
 year                      $  63.82   $  32.12   $  40.17  $  27.88   $ 32.82
------------------------------------------------------------------------------
 Total return+               102.78%    (15.90)%    47.94%    (8.16)%   30.93%
------------------------------------------------------------------------------
 Net assets, end of year
 (000)'s                   $470,141   $185,808   $197,559  $136,322   $97,438
------------------------------------------------------------------------------
 Ratios to average net
 assets:
 Expenses                      2.00%      2.02%      2.01%     2.07%     2.12%
 Net investment loss          (1.70)     (1.78)     (1.73)    (1.75)    (1.80)
------------------------------------------------------------------------------
 Portfolio turnover rate          8%         7%         6%       13%       44%
------------------------------------------------------------------------------

+ Total return indicated does not reflect any applicable sales charge. (/1/Per)share amounts have been calculated using the monthly average shares method.

                                                       Smith Barney Mutual Funds

[LOGO OF SALOMON SMITH BARNEY]
Aggressive
Growth Fund Inc.

Shareholder reports Annual and semiannual reports to shareholders provide addi-tional information about the fund's investments. These reports discuss the mar-ket conditions and investment strategies that affected the fund's performance.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by refer-ence into (is legally part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your PFS Investments Registered Representative, by calling the PFS Shareholder Services at 1-800-544-5445, or by writing to the fund at 3100
 Breckinridge Boulevard,
Building 200, Duluth, GA 30099-0062

SB-1K 5.00

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Pub-lic Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Data-base on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not law-fully sell its shares.

(Investment Company Act
file no. 811-03762)

FD01060
Smith Barney Aggressive Growth Fund, Inc.
388 Greenwich Street
New York, NY 10013

Statement of Additional Information
December 20, 1999 as amended April 14, 2000

This Statement of Additional Information (the "SAI") expands upon and supplements the information contained in the current prospectus of the Smith Barney Aggressive Growth Fund, Inc. dated December 20, 1999, as amended April 14, 2000, and should be read in conjunction with the prospectus. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. The fund's prospectus may be obtained free of charge from your Salomon Smith Barney Financial Consultant or by writing or calling the fund at the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectus in its entirety.


TABLE OF CONTENTS

	Investment Objectives and Management Policies	2
	Directors and Officers	8
	Distribution........................................................11
	Purchase of Shares	14
	Redemption of Shares	20
	PFS Accounts-special provisions...................................21
	Valuation of Shares	22
	Exchange Privilege	22	Performance Data	23
	Taxes	26
	Additional Information	28
	Financial Statements	29
	Other Information	30

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES tc "INVESTMENT
OBJECTIVE AND MANAGEMENT POLICIES"

The prospectus discusses the fund's investment objective and policies. The following discussion supplements the description of the fund's investment policies in its prospectus. SSB Citi Fund Management LLC ("SSB" or the "Manager") serves as investment manager and administrator to the fund.

The investment objective of the fund is capital appreciation. Although the fund may receive current income from dividends, interest and other sources, income is only an incidental consideration of the fund. The fund attempts to achieve its investment objective by investing primarily in common stocks of companies that the manager believes are experiencing, or have the potential to experience, growth in earnings that exceed the average earnings growth rate of companies having securities included in the S&P 500. Although the manager anticipates that the assets of the fund ordinarily will be invested primarily in common stocks of U.S. companies, the fund may invest in convertible securities, preferred stocks, securities of foreign issuers, warrants and restricted securities. In addition, when the manager believes that market conditions warrant, the fund may invest for temporary defensive purposes in corporate and U.S. government bonds and notes and money market instruments. The fund is also authorized to borrow in an amount of up to 5% of its total assets for extraordinary or emergency purposes, and may borrow up to 33 1/3% of its total assets less liabilities, for leveraging purposes. See "Leveraging."

Certain Risk Considerations Securities of the kinds of companies in which the fund invests may be subject to significant price fluctuation and above-average risk. In addition, companies achieving an earnings growth rate higher than that of S&P 500 companies tend to reinvest their earnings rather than distribute them. As a result, the fund is not likely to receive significant dividend income on its portfolio securities. Accordingly, an investment in the fund should not be considered as a complete investment program and may not be appropriate for all investors.

Convertible Securities Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.
There can be no assurance of capital appreciation, however, because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Foreign Securities The fund may invest up to 10% of its net assets (at the time of investment) in foreign securities. The fund may invest directly in foreign issuers or invest in depositary receipts. The fund's investments in foreign securities may involve greater risk than investments in securities of U.S. issuers. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risk associated with investing in foreign securities directly. There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable domestic companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the fund, including the withholding of dividends. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.

Repurchase Agreements The fund will enter into repurchase agreements with banks which are the issuers of instruments acceptable for purchase by the fund and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers.
Under the terms of a typical repurchase agreement, the fund would acquire an underlying obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The manager, acting under the supervision of the Board of Directors, reviews on an ongoing basis to evaluate potential risks the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements.

Lending of Portfolio Securities The fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, will be consistent with applicable regulatory requirements. The fund may not lend its portfolio securities to Salomon Smith Barney or its affiliates unless it has applied for and received specific authority from the SEC. Loans of portfolio securities by the fund will be collateralized by cash, letters of credit or securities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities") which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, the fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the fund or with Salomon Smith Barney, and which is acting as a "finder."

In lending its portfolio securities, the fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the fund's Board of Directors must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the manager to be of good standing and will not be made unless, in the judgment of the manager the consideration to be earned from such loans would justify the risk.

Leveraging The fund may from time to time leverage its investments by purchasing securities with borrowed money. The fund may borrow money only from banks and in an amount not to exceed 33 1/3% of the total value of its assets less its liabilities. The amount of the fund's borrowings also may be limited by the availability and cost of credit and by restrictions imposed by the Federal Reserve Board.

The fund is required under the Investment Company Act of 1940, as amended (the "1940 Act") to maintain at all times an asset coverage of 300% of the amount of its borrowings. If, as a result of market fluctuations or for any other reason, the fund's asset coverage drops below 300%, the fund must reduce its outstanding bank debt within three business days so as to restore its asset coverage to the 300% level.

Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the fund's shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the net asset value of the fund's shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could restrict or eliminate the fund's net investment income in any given period.

Warrants Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because it does not represent any rights to the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Restricted Securities Restricted securities are those that may not be sold publicly without first being registered under the Securities Act of 1933, as amended (the "1933 Act"). For that reason, the fund may not be able to dispose of restricted securities at a time when, or at a price at which, it desires to do so and may have to bear expenses associated with registering the securities. At any one time, the fund's aggregate holdings of restricted securities, repurchase agreements having a duration of more than five business days, and securities lacking readily available market quotations will not exceed 15% of the fund's total assets.

Portfolio Turnover The fund's investment policies may result in its experiencing a greater portfolio turnover rate than those of investment companies that seek to produce income or to maintain a balanced investment position. Although the fund's portfolio turnover rate cannot be predicted and will vary from year to year, the manager expects that the fund's annual portfolio turnover rate may exceed 100%, but will not exceed 200%. A 100% portfolio turnover rate would occur, for instance, if all securities in the fund's portfolio were replaced once during a period of one year. A high rate of portfolio turnover in any year will increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized short-term investment gain will be taxed to shareholders as ordinary income. For the 1997, 1998 and 1999 fiscal years, the fund's portfolio turnover rates were 6%, 7% and 8%, respectively.

Money Market Instruments As stated in the prospectus, the fund may invest for defensive purposes in corporate and government bonds and notes and money market instruments. Money market instruments in which the fund may invest include: U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

Bank Obligations Certificates of deposits ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to:
(a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, the manager will carefully evaluate such investments on a case-by-case basis.

Savings and loans associations whose CDs may be purchased by the fund are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund which is administered by the FDIC and is backed by the full faith and credit of the United States government. As a result, such savings and loan associations are subject to regulation and examination.

Investment Restrictions

The fund has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 7 cannot be changed without approval by the holders of a majority of the outstanding shares of the fund, defined as the lesser of (a) 67% or more of the fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the fund's outstanding shares. The remaining restrictions may be changed by the Board of Directors at any time. The fund may not:

1. 	Invest in a manner that would cause it to fail to be a
"diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

2.	Issue "senior securities" as defined in the 1940 Act and
the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

3.	Invest more than 25% of its total assets in securities, the
issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

4. 	Make loans.  This restriction does not apply to: (a) the
purchase of debt obligations in which the fund may invest consistent with its investment objective and policies; (b) repurchase agreements and; (c) loans of its portfolio securities, to the fullest extent permitted under the 1940
Act.

5. 	Engage in the business of underwriting securities issued by
other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

6.	Purchase or sell real estate, real estate mortgages,
commodities or commodity contracts, but this restriction shall not prevent the fund from: (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds investment objective and policies); or (d) investing in real estate investment trust securities.

7. 	Borrow money except that (a) the fund may borrow from banks
for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33-1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities
(not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

8. 	Purchase any securities on margin (except for such short-
term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

9.	Purchase or otherwise acquire any security if, as a result,
more than 15% of its net assets would be invested in securities that are illiquid.

10.	Invest more than 5% of the value of its net assets (valued
at the lower of cost or market) in warrants, of which no more than 2% of net assets may be invested in warrants not listed on the New York Stock Exchange, Inc. (the "NYSE") or the American Stock Exchange. The acquisition of warrants attached to other securities is not subject to this restriction.

11.	Purchase, sell or write put, call, straddle or spread
options.

12.	Purchase participations or other direct interests in oil,
gas or other mineral exploration or development programs.

13.	Invest in companies for the purpose of exercising
management or control.

14.	Invest more than 5% of the value of its total assets in
securities of issuers having a record of fewer than three years of continual operation except that the restriction will not apply to U.S. government securities. (For purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general partners, and guarantors of underlying assets.)

Certain restrictions listed above permit the fund without shareholder approval to engage in investment practices that the fund does not currently pursue. The fund has no present intention of altering its current investment practices as otherwise described in the prospectus and this SAI and any future change in these practices would require Board approval. If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

DIRECTORS AND OFFICERS tc "DIRECTORS AND OFFICERS"

Set forth below is a list of each Director and executive officer of the fund, including a description of principal occupation during the last 5 years, age and address of each such person.

Paul R. Ades, Director (Age 59). Partner in the law firm of Murov & Ades. Director of 5 investment companies associated with Citigroup Inc. His address is 272 South Wellwood Avenue, P.O. Box
504, Lindenhurst, New York 11757.

Herbert Barg, Director (Age 76). Private investor. Director of 16 investment companies associated with Citigroup Inc. His address is 273 Montgomery Avenue, Bala Cynwyd, Pennsylvania 19004.

Dwight B. Crane, Director (Age 61). Professor, Graduate School of
Business Administration, Harvard University; Director of 22 investment companies associated with Citigroup Inc. His address is Graduate School of Business Administration, Harvard University,
Boston, Massachusetts 02163.

Frank G. Hubbard, Director (Age 61).  Vice President, S&S
Industries; Former Corporate Vice President, Materials Management and Marketing Services of Huls America, Inc.; Director of 5 investment companies associated with Citigroup Inc. His address is 80 Centennial Avenue P.O. Box 456, Piscataway, New Jersey 08855-
0456.

*Heath B. McLendon, Chairman of the Board, President and Chief Executive Officer (Age 66). Managing Director of Salomon Smith Barney Inc. ("Salomon Smith Barney"); Director and President of SSB Citi and Travelers Investment Adviser, Inc. ("TIA"); and formerly Chairman of the Board of Smith Barney Strategy Advisers Inc. Mr. McLendon is a director of 64 investment companies associated with Citigroup Inc. His address is 7 World Trade Center, New York, New York 10048.

Jerome Miller, Director (Age 60). Retired, Former President, Asset Management Group of Shearson Lehman Brothers. Director of 5 investment companies associated with Citigroup Inc. His address is 27 Hemlock Road, Manhasset, New York, NY 11030.

Ken Miller, Director (Age 57). President of Young Stuff Apparel
Group, Inc. Director of 5 investment companies associated with Citigroup Inc. His address is 1411 Broadway, New York, New York
10018.

Lewis E. Daidone, Senior Vice President and Treasurer (Age 42). Managing Director of Salomon Smith Barney, Director and Senior Vice President of SSB Citi and TIA. Treasurer of 59 investment companies associated with Citigroup. His address is 388 Greenwich Street, New York, New York 10013.

Richard A. Freeman (Age 45).  Managing Director of Salomon Smith
Barney.  His address is 388 Greenwich Street, New York, New York
10013.


Paul Brook, Controller (Age 45). Director of Salomon Smith Barney; Controller or Assistant Treasurer of 43 investment companies associated with Citigroup; from 1997-1998 Managing Director of AMT Capital Services Inc.; prior to 1997 Partner with Ernst & Young LLP; His address is 388 Greenwich Street, New York, New York 10013.

Christina T. Sydor, Secretary (Age 48). Managing Director of
Salomon Smith Barney; General Counsel and Secretary of SSB Citi and TIA. Secretary of 59 investment companies associated with Citigroup. Her address is 388 Greenwich Street, New York, New York 10013.

*Designates a Director that is an "interested person" as defined in the Investment Company Act of 1940, as amended (the "Act"). Such persons compensated by Smith Barney and are not separately compensated by the fund for serving as a fund officer or Director.

The following table shows the compensation paid by the fund to each person who was a Director during the fund's last fiscal year. None of the officers of the fund received any compensation from the fund for such period. Officers and interested Directors of the fund are compensated by Salomon Smith Barney.



Compensation Table






Name of Person

Aggregate
Compensation
from Fund
For Fiscal Year
Ended 08/31/99
Pension or
Retirement
Benefits
Accrued as
part of Fund
Expenses
Total
Compensation from
Fund Complex for
Calendar Year
Ended 12/31/98
Number of Funds
for Which Person
Serves within
Fund Complex as
of 08/31/99

Paul R. Ades

$5,500

0

$54,225

5
Herbert Barg
 5,500
0
   105,425
16
Dwight B. Crane
 5,000
0
   139,975
22
Frank G. Hubbard
 5,500
0
  54,125
5
Heath B. McLendon
---
---
---
64
Jerome Miller
 5,000
0
  44,925
5
Ken Miller
 5,000
0
  53,625
5

*	Upon attainment of age 80 Directors are required to change
to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the fund Directors together with reasonable out-of-pocket expenses for each meeting attended. During the fund's last fiscal year aggregate compensation paid by the fund to Directors
Emeritus totaled $4,098.

On December 15, 1999, the Directors and officers owned in the aggregate less than 1% of the outstanding shares of the fund.


To the best knowledge of the Directors, as of December 7, 1999, the following shareholders or "groups" (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) owned beneficially or of record more than 5% of the shares of the following classes:

CLASS
PERCENT
NAME
ADDRESS
Y
53.7692
Smith Barney
Concert Series, Inc.
High Growth Portfolio
PNC Bank, NA
Attn: Beverly Timson


200 Stevens Drive
Suite 440
Lester PA 19113-1152
Y
33.1141
Smith Barney
Concert Series, Inc.
Growth Portfolio
PNC Bank, NA
Attn: Beverly Timson


200 Stevens Drive
Suite 440
Lester PA 19113-1152
Y
7.0630
Smith Barney
Concert Series, Inc.
Select High Growth Portfolio
PNC Bank, NA
Attn: Beverly Timson


200 Stevens Drive
Suite 440
Lester PA 19113-1152
Y
6.0536
Smith Barney
Concert Series, Inc.
Select Growth Portfolio
PNC Bank, NA
Attn: Beverly Timson


200 Stevens Drive
Suite 440
Lester PA 19113-1152
Z
99.9935
State Street Bank & Trust
The Travelers Group 401(K)
Saving Plan
Attn: Rick Vest

225 Franklin Street
Boston MA 02101


No officer, director or employee of Salomon Smith Barney or any parent or subsidiary receives any compensation from the fund for serving as an officer or Director of the Fund. The fund pays each Director who is not an officer, director or employee of Salomon Smith Barney or any of its affiliates a fee of $3,000 per annum plus $500 per meeting attended and reimburses travel and out-of-pocket expenses. For the fiscal year ended August 31, 1999, such expenses totaled $9,443.


Investment Manager and Administrator

SSB CitiFund Management LLC serves as investment manager to the fund pursuant to a written agreement (the "Advisory Agreement"). The services provided by the manager under the Advisory Agreement are described in the prospectus under "Management." The manager pays the salary of any officer and employee who is employed by both it and the fund. The manager bears all expenses in connection with the performance of its services. The manager is a wholly owned subsidiary of Citigroup Inc. ("Citigroup").

As compensation for investment advisory services, the fund pays the manager a fee computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets. For the 1997, 1998 and 1999 fiscal years, the fund incurred $3,956,238, $5,176,481 and $7,183,426, respectively, in investment advisory fees.

SSB also serves as administrator to the fund pursuant to a written agreement (the "Administration Agreement"). The services provided by SSB under the Administration Agreement are described in the prospectus under "Management". SSB pays the salary of any officer and employee who is employed by both it and the fund and bears all expenses in connection with the performance eof its services.

As compensation for administrative services rendered to the fund, the manager receives a fee computed daily and paid monthly at the annual rate of 0.20% of the fund's average daily net assets. For the 1997, 1998 and 1999 fiscal years, the fund paid SSB $1,318,746, $1,725,494 and $2,394,475, respectively in administration fees.

The fund bears expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Directors who are not officers, directors, shareholders or employees of Salomon Smith Barney, or manager, Securities and Exchange Commission (the "SEC") fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; investor services (including allocated telephone and personnel expenses); and costs of preparation and printing of prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, shareholders' reports and corporate meetings.

The manager has voluntarily agreed to waive its fees if in any fiscal year the aggregate expenses of any Class of the following funds, exclusive of 12b-1 fees, taxes brokerage, interest and extraordinary expenses, such as litigation costs, exceed the indicated percentage of the fund's average net assets for that fiscal year.

Distrbution

Distributor CFBDS, Inc., located at 20 Milk Street, Boston, MA 02109-5408, serves as the fund's distributor on a best efforts basis pursuant to a distribution agreement dated October 8, 1998 (the "Distribution Agreement"), which was approved by the fund's board of directors. Prior to the merger of Travelers Group, Inc. and Citicorp on October 8, 1998, Salomon Smith Barney served as the fund's distributor.


Commissions on Class A Shares. For the 1997 and 1998 fiscal years, the period from September 1, 1998 through October 7, 1998 and the period from October 8, 1998 through August 31, 1999 the aggregate dollar amount of commissions on Class A shares is as follows:


Fiscal Year
Ended 8/31/97*

Fiscal Year
Ended 8/31/98*

9/1/98 through
10/7/98*
10/8/98
through
8/31/99**
$346,000
$759,000
$32,000
$1,205,000

*  The entire amount was paid to Salomon Smith
Barney.
**   $1,084,500 was paid to Salomon Smith Barney:

Commissions on Class L Shares. For the 1998 fiscal year, the period from September 1, 1998 through October 7, 1998 and the period from October 8, 1998 through August 31, 1999 the aggregate dollar amount of commissions on Class L shares is as follows:

Fiscal Year
Ended 8/31/98*
9/1/98 through
10/7/98*
10/8/98 through
8/31/99**
25,000
$3,000
$316,000

*  The entire amount was paid to Salomon Smith
Barney.
**  $284,400 was paid to Salomon Smith Barney:

For the 1999 fiscal year, CFBDS, Inc. received from shareholders $1,000 and for the 1997 and 1998 fiscal years, Salomon Smith Barney received from shareholders $5,000 and $1,000, respectively, in Deferred Sales Charge on the redemption of Class A shares. For the 1999 fiscal year, CFBDS, Inc. received from shareholders $355,000 and for the 1997 and 1998 fiscal years, Salomon Smith Barney received from shareholders $497,000 and $341,000, respectively, in Deferred Sales Charge on the redemption of Class B shares. For the 1999 fiscal year, CFBDS, Inc. received from shareholders $10,000 and for the 1997 and 1998 fiscal years, Salomon Smith Barney received from shareholders $7,000 and $9,000 respectively, in Deferred Sales Charge on the redemption of Class L shares

When payment is made by the investor before settlement date, unless otherwise directed by the investor, the funds will be held as a free credit balance in the investor's brokerage account and Salomon Smith Barney may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as an investment in a money market fund (other than Smith Barney Exchange Reserve Fund) of the Smith Barney Mutual Funds. If the investor instructs Salomon Smith Barney to invest the funds in a Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the fund and the Smith Barney money market fund, and affiliates of Salomon Smith Barney that serve the funds in an investment advisory capacity or administrative capacity will benefit form the fact that they are receiving fees from both such investment companies for managing these assets computed on the basis of their average daily net assets. The fund's Board of Directors has been advised of the benefits to Salomon Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Advisory and Administration Agreements for continuance.

For the fiscal year ended August 31, 1999, CFBDS, Inc. incurred distribution expenses totaling approximately $2,586,001, consisting of approximately $76,228 for advertising, $9,160 for printing and mailing prospectuses, $671,509 for support services and overhead expenses, $1,754,373 to Salomon Smith Barney to compensate financial consultants and $74,731 for accruals for interest on the excess of Salomon Smith Barney expenses incurred in distribution of the fund's shares over the sum of the distribution fees and Deferred Sales Charge received by Salomon Smith Barney.

Services and Distribution Plan

To compensate Salomon Smith Barney or PFS Investments ("PFSI") , as the case may be, for the services it provides and for the expense it bears, the fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the fund pays Salomon Smith Barney, and with respect to the Class A and B shares a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the fund pays Salomon Smith Barney, and with respect to Class B shares, PFSI a distribution fee with respect to Class B and Class L shares primarily intended to compensate Salomon Smith Barney for its initial expense of paying Financial Consultants and PFSI Registered Representatives, a commission upon sales of those shares. The Class B and Class L distribution fee is calculated at the annual rate of 0.75% of the value of the fund's average net assets attributable to the shares of the respective Class.

For the fiscal years ended August 31, 1999, 1998, and 1997 the fund incurred $1,270,442, $927,437 and $717,814 for Class A shares,
$3,219,990, $2,247,276 and $1,601,273 in Class B shares and
$1,103,379, $809,577 and $677,779 in Class L shares, respectively, in distribution plan fees.

Fees are paid to PFS Distributors, which in turn, pays PFS Investments Inc. ("PFSI") to pay its PFSI Registered Representatives for servicing shareholder accounts and, in the case of Class B shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of PFSI Registered Representatives and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of PFSI associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

PFS Investments may be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended. From time to time, PFS or its affiliates may also pay for certain non-cash sales incentives provided to PFSI Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFS may from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to PFS I Registered Representatives who sell shares of the Fund.

Under its terms, the Plans continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Directors who are not interested persons of the fund and who have no director indirect financial interested in the operation of the Plan or in the Distribution Agreement (the "Independent Directors"). The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments of the Plan also must be approved by the Directors and Independent Directors in the manner described above. The Plan may be terminated with respect to a Class of the fund at any time, without penalty, by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Class (as defined in the 1940 Act). Pursuant to the Plan, Salomon Smith Barney and PFS will provide the fund's Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

Custodian

The fund securities and cash owned by the fund will be held in the custody of PNC Bank, National Association, 17th and Chestnut
Streets, Philadelphia, Pennsylvania  19103.

Auditors

KPMG LLP, 757 3rd Avenue, New York, New York 10017, has been selected as independent auditors to examine and report on the fund's financial statements for the fiscal year ending August 31, 2000.

PURCHASE OF SHARES tc "PURCHASE OF SHARES"

General.  The fund offers four classes ("Classes") of shares:
Class A, Class B, Class L and Class Y. Class A shares are sold to investors with an initial sales charge and Class B shares are sold without an initial sales charge but with higher ongoing expenses and a Contingent Deferred Sales Charge ("Deferred Sales Charge") payable upon certain redemption's. Class L shares are sold with a lower initial sales charge than Class A shares but with higher ongoing expenses and a Deferred Sales Charge. Class Y shares are sold without an initial sales charge and are available only to investors investing a minimum of $15,000,000. These alternatives are designed to provide investors with the flexibility of selecting an investment best suited to his or her needs based on the amount of purchase, the length of time the investor expects to hold the shares and other circumstances.

The following classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

Class A Shares Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:



Amount of Investment

Sales Charge as a %
Of Transaction


Sales Charge as a %
of Amount Invested

Dealers'
Reallowance as %
Of Offering Price
Less than $25,000
5.00%
5.26%
4.50%
$ 25,000 - 49,999
4.00%
4.17%
3.60%
50,000 - 99,999
3.50%
3.63%
3.15%
100,000 - 249,999
3.00%
3.09%
2.70%
250,000 - 499,999
2.00%
2.04%
1.80%
500,000 and over
*
*
*

* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales Charge on Class
A shares is payable to Salomon Smith Barney, which compensates Salomon Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The Deferred Sales Charge is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales Charge."

Members of a selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of a fund as defined in the Securities Act of 1933. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of a fund made at one time by "any person," which includes an individual and his or her immediate family, or a Director or other fiduciary of a single trust estate or single fiduciary account.

Class B Shares Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

Class L Shares Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2001 purchases of Class L shares by investors who were holders of Class C shares of the fund on June 12, 1998 will not be subject to the 1% initial sales charge.

Class Y Shares. Class Y shares are sold without an initial sales charge or Deferred Sales Charge and are available only to investors investing a minimum of $15,000,000 (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount).

Class Z Shares Class Z shares are sold exclusively to (a) tax-exempt employee benefit and retirement plans of Salomon Smith
Barney, Inc. and its affiliates and (b) unit investment trusts sponsored by Salomon Smith Barney and its affiliates.

Salomon Smith Barney Accounts

Investors may purchase shares from a Salomon Smith Barney Financial Consultant or a Dealer Representative. In addition, certain investors, including qualified retirement plans purchasing through certain Dealer Representatives, may purchase shares directly from a fund. When purchasing shares of a fund, investors must specify which class is being purchased. Salomon Smith Barney and Dealer Representatives may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Global Fund Services ("sub-transfer agent") are not subject to a maintenance fee.

Investors in Class A, Class B and Class L shares may open an account in a fund by making an initial investment of at least $1,000 for each account, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of a fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of a fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by Salomon Smith Barney, and Directors/Directors of any of the Smith Barney Mutual Funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by PFPC Global Fund Services ("PFPC"), a sub-transfer agent, or PFS Shareholder Services ("PFSSS"), a sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent.

Purchase orders received by the fund or a Salomon Smith Barney Financial Consultant prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the ''trade date''). Orders received by a Dealer Representative prior to the close of regular trading on the NYSE on any day a fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by a fund or the fund's agent prior to its close of business. For shares purchased through Salomon Smith Barney or a Dealer Representative purchasing through Salomon Smith Barney, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

PFS Accounts. The Fund offers two classes of shares to investors through PFS Investments: Class A shares and Class B shares.

Additional General Information.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Salomon Smith Barney, PFPC or PFSSS is authorized through preauthorized transfers of at least $25 on a monthly basis or, with respect to Salomon Smith Barney, at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 or $30 by Salomon Smith Barney or PFS Investments, respectively. The Systematic Investment Plan also authorizes Salomon Smith Barney to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Salomon Smith Barney Financial Consultant or a Dealer Representative.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Salomon Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's Consultant prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;
(e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) purchases by a separate account used to fund certain unregistered variable annuity contracts; (g) investments of distributions from or proceeds from a sale of a UIT sponsored by Salomon Smith Barney; and (h) purchases by investors participating in a Salomon Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Right of Accumulation Class A shares of the fund may be purchased by ''any person'' (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of other Smith Barney Mutual Funds that are offered with a sales charge as currently listed under ''Exchange Privilege'' then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent - Class A Shares A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment'' as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the options of the investor, up to 90 days before such date. Please contact a Salomon Smith Barney Financial Consultant or the Transfer Agent to obtain a Letter of Intent application.

Letter of Intent - Class Y Shares A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within thirteen months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, as applicable, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a Deferred Sales Charge of 1.00%. Please contact a Salomon Smith Barney Financial Consultant or the Transfer Agent for further information.

Deferred Sales Charge Provisions

"Deferred Sales Charge Shares'' are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a Deferred Sales Charge to the extent the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

Class L shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.


Year Since Purchase Payment Was Made

Deferred sales charge

First

5.00%

Second

4.00

Third

3.00

Fourth

2.00

Fifth

1.00

Sixth and thereafter

0.00

Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

In determining the applicability of any Deferred Sales Charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to Salomon Smith Barney.

To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

The Deferred Sales Charge will be waived on: (a) exchanges (see ''Exchange Privilege''); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see ''Automatic Cash Withdrawal Plan'') (however, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2; (e) involuntary redemptions; and
(f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

Deferred Sales Charge waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Volume Discounts

The schedule of sales charges on Class A shares described in the prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a Director or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and
(d) a Director or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Salomon Smith Barney Financial Consultant.

Determination of Public Offering Price

The fund offers its shares to the public on a continuous basis.
The public offering price for a Class A, Class L (effective June 12, 1998 the former Class C shares were renamed Class L shares) and Class Y share of a fund is equal to the net asset value per share at the time of purchase, plus for Class A and Class L shares an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class B share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent Deferred Sales Charge, however, is imposed on certain redemptions of Class B and Class L shares, and Class A shares when purchased in amounts equaling or exceeding $500,000. The method of computation of the public offering price is shown in the fund's financial statements, incorporated by reference in their entirety into this SAI.

REDEMPTION OF SHARES tc "REDEMPTION OF SHARES"

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange, Inc. ("NYSE") is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund's shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, Directors or guardians. A redemption request will not be deemed properly received until the Transfer Agent receives all required documents in proper form.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Transfer Agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, form the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

Distributions in Kind

If the Board of Directors of the fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, each fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of fund securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable Deferred Sales Charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares that are subject to a Deferred Sales Charge). To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. For additional information, shareholders should contact a Salomon Smith Barney Financial Consultant or their Financial Consultant, the Introducing Broker or dealer in the selling group. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal.

PFS accounts-Special Provisions.

Initial purchase of shares of the Fund must be made through a PFS Investments Registered Representative by completing the appropriate application. The completed application should be forwarded to the sub-transfer agent, P.O Box 105033 Atlanta, Georgia, GA 30348-5033. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to the sub-transfer agent. In processing applications and investments, the transfer agent acts as agent for the investor and for PFS Investments and also as agent for the distributor, in accordance with the terms of the prospectus. If the transfer agent ceases to act as such, a successor company named by the Fund will act in the same capacity so long as the account remains open.

Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent. A shareholder that has insufficient Funds to complete any purchase will be charged a fee up to $30.00 per returned purchase by PFS.

Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account in each Class (except for Systematic Investment Plan accounts), or $250 for an IRA or a Self-Employed Retirement Plan in a Fund. Subsequent investments of at least $50 may be made for each Class. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class in the Fund is $25. For the Fund's Systematic Investment Plan, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class is $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, Directors or Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the transfer agent or sub-transfer agent prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day.

Upon completion of certain automated systems, initial purchases of Fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFS Investments Registered Representative must contact the sub-transfer agent at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact the sub-transfer agent at
(800) 544-5445 to obtain proper wire instructions.

Upon completion of certain automated systems, shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact the sub-transfer agent at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his account, he should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $250 and can be up to a maximum of $10,000. By requesting a subsequent purchase by telephone, you authorize the sub-transfer agent to transfer

Funds from the bank account provided for the amount of the purchase. A shareholder that has insufficient Funds to complete the transfer will be charged a fee of up to $30.00 by PFS or the sub-transfer agent. A shareholder who places a stop payment on a transfer or the transfer is returned because the account has been closed, will also be charged a fee of up to $30.00 by PFS or the sub-transfer agent. Subsequent investments by telephone may not be available if the shareholder cannot reach the sub-transfer agent whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular subsequent investment procedure described above.

Additional information regarding the sub-transfer agent's services may be obtained by contacting the Client Services Department at
(800) 544-5445.


VALUATION OF SHARES tc "VALUATION OF SHARES"

The prospectus states that the net asset value of the fund's
Classes of shares will be determined on any date that the New York Stock Exchange ("NYSE") is open. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued on the basis of the bid price at the close of business on each day, or, if market quotations for these securities are not readily available, at fair value, as determined in good faith by the fund's Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the fund's Board of Directors. Amortized cost involve valuing an instrument at its original cost to the fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the fund will be valued at fair value as determined in good faith by the fund's Board of Directors.

EXCHANGE PRIVILEGE tc "EXCHANGE PRIVILEGE"

Except as noted below, shareholders of certain Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange as follows:

A.	Class A and Class Y shareholders of the fund who wish to
exchange all or a portion of their shares for shares of the respective Class in any of the funds of the Smith Barney Mutual
Fund Complex may do so without imposition of any charge.

B.	Class B shares of the fund exchanged for Class B shares of
another fund will be subject to the higher applicable Deferred Sales Charge of the two funds. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

C.	Upon exchange, the new Class L shares will be deemed to
have been purchased on the same date as the Class C shares of the fund that have been exchanged.

The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Salomon Smith Barney Financial Consultant.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds immediately invested, at a price as described above, in shares of the fund being acquired. Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

	Additional Information Regarding the Exchange Privilege Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to either fund's performance and its shareholders. The manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the fund's other shareholders. In this event, each fund may, at its discretion, decide to limit additional purchases and/or exchanges by a shareholder. Upon such a determination, the fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to
(a) redeem his or her shares in the fund or (b) remain invested in the fund or exchange into any of the funds of the Smith Barney
Mutual funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time.
All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

Additional Information Regarding Telephone Redemption and Exchange
Program.

	Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

PERFORMANCE DATA tc "PERFORMANCE DATA"

From time to time, the fund may quote yield or total return of a Class in advertisements or in reports and other communications to shareholders. The fund may include comparative performance information in advertising or marketing the fund's shares. Such performance information may be included in the following financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the fund describes the expenses or performance of any Class, it will also disclose such information for the other Classes.

Average Annual Total Return

"Average annual total return" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

					P(1 + T)n = ERV
	Where	P	=	a hypothetical initial payment of
$1,000
			T	=	average annual total return
			n	=	number of years
			ERV	=	Ending Redeemable Value of a
hypothetical $1,000 investment made
at the beginning of a 1-, 5- or 10-
year period at the end of the 1-, 5-
or 10-year period (or fractional
portion thereof), assuming
reinvestment of all dividends and
distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.


Aggregate Total Return

"Aggregate total return" figures represent the cumulative change in the value of an investment in the Class for the specified period and are computed by the following formula:

ERV - P
  P

	Where:	P	=	a hypothetical initial payment of
$10,000
			ERV	=	Ending Redeemable Value of a
hypothetical $10,000 investment made
at the beginning of a 1-, 5- or 10-
year period at the end of the 1-, 5-
or 10-year period (or fractional
portion thereof), assuming
reinvestment of all dividends and
distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

The total returns below show what an investment in the fund would have earned over a specified period of time (one, five or ten years or since inception) without assuming the payment of the maximum sales load when the investment was first made and that all distributions and dividends by the fund were invested on the reinvestment dates during the period, less all recurring fees. The following chart reflects the financial performance of the funds through the one, five and ten year periods ended August 31, 1999 and since inception:

Total Returns





Class



1 Year
5
Year
Average
Annual

5
Year
Cumulative
Since
Inceptio
n
Average
Annual

Since
Inception
Cumulative
Inception: 5/12/83
  A*
104.42%
25.86%
215.87%
16.96%
1100%
Inception: 11/6/92
B
102.78
24.86
203.51
22.12
290.77
Inception: 5/13/93
L
102.87
24.92
204.26
23.6
280.25
Inception: 10/12/95**
Y
105.15
N/A
N/A
26.89
134.91
Inception: 11/6/92
Z
105.20
26.31
221.54
23.51
322.14
*	The ten year average annual return was 18.33% and the
ten year cumulative total return was 438.06% for Class A shares.

**	Performance begins January 30, 1996 since all Class Y
shares were redeemed during November 1995 and new shares were not purchased until January 30, 1996.

The total returns below show what an investment in the fund would have earned over a specified period of time (one, five or ten years or since inception) assuming the payment of the maximum sales load when the investment was first made and that all distributions and dividends by the fund were invested on the reinvestment dates during the period, less all recurring fees. The average annual total return is derived from this total return, which provides the ending redeemable value. The following chart reflects the financial performance of the funds through the one, five and ten year periods ended August 31, 1999 and since inception:

Total Returns





Class



1 Year
5
Year
Average
Annual

5
Year
Cumulative
Since
Inception
Average
Annual

Since
Inception
Cumulative
Inception: 5/12/83
  A*
94.19%
24.58%
200.06%
16.58%
1040%
Inception: 11/6/92
B
97.78
24.78
202.51
22.12
290.77
Inception: 5/13/93
L
99.81
24.67
201.18
23.41
276.51
Inception:
10/12/95+
Y**
105.15
N/A
N/A
26.89
134.91
Inception: 11/6/92
Z**
105.20
26.31
221.54
23.51
322.14
*	The ten year average annual return was 17.72% and the
ten year cumulative total return was 411.24% for Class
A shares.

**	Class Y shares and Class Z shares do not incur sales
charges nor Deferred Sales Charge.

+	Performance begins January 30, 1996 since all Class Y
shares were redeemed during November 1995 and new shares were not purchased until January 30, 1996.

It is important to note that the yield and total return formulas set forth above are based on historical earnings and are not intended to indicate future performance. A class' performance will vary from time to time depending upon market conditions, the composition of the Fund's investment portfolio and operating expenses and the expenses exclusively attributable to the class. Consequently, any given performance quotation should not be considered representative of the class' performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.


Performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class' performance for any specified period in the future. Because the performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance. Each Class' net investment income changes in response to fluctuation in interest rates and the expenses of the fund.


TAXES tc "TAXES"

The following is a summary of certain federal income tax considerations that may affect the fund and its shareholders. The summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisers as to the tax consequences of an investment in the fund.

The fund has qualified and intends to continue to qualify each year as a regulated investment company under the Code. Provided that the fund (a) is a regulated investment company and (b) distributes at least 90% of its net investment income (including, for this purpose, net realized short-term capital gains), the fund will not be liable for federal income taxes to the extent its net investment income and its net realized long- and short-term capital gains, if any, are distributed to its shareholders. Although the fund expects to be relieved of all or substantially all federal, state, and local income or franchise taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, that portion of the fund's income which is treated as earned in any such state or locality could be subject to state and local taxes. Any such taxes paid by the fund would reduce the amount of income and gains available for distribution to shareholders. All net investment income and net capital gains earned by the fund will be reinvested automatically in additional shares of the same Class of the fund at net asset value, unless the shareholder elects to receive dividends and distributions in cash.

Gains or losses on the sales of securities by the fund generally will be long-term capital gains or losses if the fund has held the securities for more than one year. Gains or losses on the sales of securities held for not more than one year generally will be short-term capital gains or losses. If the fund acquires a debt security at a substantial discount, a portion of any gain upon the sale or redemption will be taxed as ordinary income, rather than capital gain to the extent it reflects accrued market discount.

Dividends of net investment income and distributions of net realized short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes, whether received in cash or reinvested in additional shares. Dividends received by corporate shareholders will qualify for the dividends-received deduction only to the extent that the fund designates the amount distributed as a dividend and the amount so designated does not exceed the aggregate amount of dividends received by the fund from domestic corporations for the taxable year. The federal dividends-received deduction for corporate shareholders may be further reduced or disallowed if the shares with respect to which dividends are received are treated as debt financed or are deemed to have been held for less than 46 days.

Foreign countries may impose withholding and other taxes on dividends and interest paid to the fund with respect to investments in foreign securities. However, certain foreign countries have entered into tax conventions with the United States to reduce or eliminate such taxes.

Distributions of long-term capital gains will be taxable to shareholders as such, whether paid in cash or reinvested in additional shares and regardless of the length of time that the shareholder has held his or her interest in the fund. If a shareholder receives a distribution taxable as long-term capital gain with respect to his or her investment in the fund and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as a long-term capital loss.

If a shareholder (a) incurs a sales charge in acquiring shares of the fund, (b) disposes of those shares within 90 days and (c) acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (i.e., exchange privilege), the original sales charge increases the shareholder's tax basis in the original shares only to the extent the otherwise applicable sales charge for the second acquisition is not reduced. The portion of the original sales charge that does not increase the shareholder's tax basis in the original shares would be treated as incurred with respect to the second acquisition and, as a general rule, would increase the shareholder's tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired or redeemed shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Investors considering buying shares of the fund on or just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report dividend and interest income in full, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, the shareholder may be subject to a 31% "backup withholding" tax with respect to (a) any taxable dividends and distributions and (b) any proceeds of any redemption of fund shares. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholder's regular federal income tax liability.

The foregoing is only a summary of certain tax considerations generally affecting the fund and its shareholders and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

ADDITIONAL INFORMATION  TC "ADDITIONAL INFORMATION" \f C \l "1"

The fund was incorporated in the State of Maryland on May 12, 1983 and is registered with the SEC as a diversified, open-end management investment company.

The fund offers shares of common stock currently classified into five Classes, A, B, L, Y and Z. Each Class represents an identical pro rata interest in the Fund's investment portfolio. As a result, the Classes have the same rights privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges, if any, for each Class; (c) the distribution and/or service fees borne by each Class pursuant to a plan adopted by the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"); (d) the expenses allocable to each Class; (e) voting rights on matters exclusively affecting a single class; (f) the exchange privileges of each Class; and (g) the conversion feature of shares of Class B. The fund's Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

The fund does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. The Directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the fund's outstanding shares and the fund will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate fractional vote for any fractional share held of that Class. Generally, shares of the fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one or more of the Classes.

The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the fund at the end of the reporting period.

The fund was incorporated on May 12, 1983 under the name Shearson Aggressive Growth Fund Inc. On May 20, 1988, November 6, 1992, July 30, 1993 and October 14, 1994, the fund changed its name to Shearson Lehman Aggressive Growth Fund Inc., Shearson Lehman Brothers Aggressive Growth Fund Inc., Smith Barney Shearson Aggressive Growth Fund Inc. and Smith Barney Aggressive Growth Fund Inc., respectively.

	PNC Bank, National Association, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, serves as the custodian of the fund. Under the custody agreement with the fund, PNC holds the fund's portfolio securities and keeps all necessary accounts and records. For its services, PNC receives a monthly fee based upon the month-end market value of securities held in custody and also receives certain securities transaction charges. The assets of the fund are held under bank custodianship in compliance with the 1940 Act.

Smith Barney Private Trust Company, located at 388 Greenwich
Street, New York, NY 10013 serves as the Transfer Agent and shareholder services agent of the fund. PFPC Global Fund Services, located at P.O Box 9699 Providence, RI 02940-9699 serves as the fund's sub-transfer agent to render certain shareholder record keeping and accounting services functions.

FINANCIAL STATEMENTS tc "FINANCIAL STATEMENTS"

The Fund's financial information will be incorporated by reference to the fund's Annual Reports to Shareholders for the fiscal year ended August 31, 1999 which will be subsequently filed in a post-effective amendment to this registration.


OTHER INFORMATION

In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney Mutual Funds average 21 years in the industry and 15 years with the firm.

Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

	Style Pure Series
Our Style Pure Series funds stay fully invested within their asset class and investment style, enabling investors to make asset allocation decisions in conjunction with their Salomon Smith Barney Financial Consultant.

	Classic Investor Series
Our Classic Investor Series funds offer a range of equity and fixed income strategies that seek to capture opportunities across asset classes and investment styles using disciplined investment approaches.

	The Concert Allocation Series
As a fund of funds, investors can select a Concert
Portfolio that may help their investment needs. As needs change, investors can easily choose another long-term, diversified investment from our Concert family.

	Special Discipline Series
Our Special Discipline Series funds are designed for investors who are looking beyond more traditional market categories: from natural resources to a roster of state-specific municipal funds.



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